Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated December 8, 2014
to the currently effective Statutory Prospectus and Summary Prospectus (the “Prospectuses”), as supplemented from time to time, for Guggenheim World Equity Income Fund (the “Fund”)
This supplement provides updated information beyond that contained in the Prospectuses for the Fund and should be read in conjunction with the Prospectuses.

Effective immediately, the “Fee Waiver (and/or expense reimbursement)” line item amount for Class A shares of the Fund in the table titled “Fees and Expenses of the Fund” is hereby deleted and replaced with the following amount: -0.47%. The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)” remain unchanged. The expense example intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds also remains unchanged.

Please Retain This Supplement for Future Reference

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